AMP INCORPORATED                            EXHIBIT 10.D
PENSION RESTORATION PLAN

(January 1, 1994 Restatement)

SECTION 1
INTRODUCTION

1.1	Intent of Plan

	The intention of the AMP Incorporated Pension Restoration Plan (the "Plan") is to provide a supplemental pension benefit to designated Retirees whose benefit under the AMP
Incorporated Pension Plan is reduced or restricted by reason of the maximum annual limitations on benefits imposed by
Section 415 of the Internal Revenue Code of 1986, as amended
(the "Code"), by reason of the limitation imposed by Section 401(a)(17) of the Code (hereinafter collectively referred to as the "Code Limitations"), or by reason of having a substantial portion of annual compensation payable in the form of an annual cash bonus.

SECTION 2
EFFECTIVE DATE

2.1	The Plan, which was originally effective as of January 1,
1983, and thereafter amended on three occasions, is hereby amended and restated in its entirety effective as of January
1, 1994.

SECTION 3
DEFINITIONS

3.1	Administrator means that person responsible for the
administration of the Plan as set forth in Section 10 hereof.

3.2	Company means AMP Incorporated and any subsidiary or
affiliate thereof that has adopted the Pension Plan.

3.3	Employee means any person listed on appendix A who is
regularly employed by the Company. It also includes any such person while on an authorized leave of absence granted by the Company.

3.4	Retiree means any retired Employee listed on Appendix A,
a joint annuitant of such Retiree or a beneficiary of such Retiree who is entitled to receive benefits under this Plan.

3.5	Retirement Date means the date of actual retirement of a
Retiree, which may be his normal, early or postponed
Retirement Date under the provisions of the Pension Plan, and which is ordinarily the first day of the month next following the Retiree's last day worked.

3.6	Pension Plan means the AMP Incorporated Pension Plan.

3.7	Years of Service means the years or parts thereof of an
Employee's actual period of employment with the Company, as further defined and limited in the Pension Plan, plus any additional credit granted to the Employee for Plan purposes by written employment agreement.

SECTION 4
COSTS OF PLAN

4.1	All costs of this Plan, including the administration
thereof, shall be borne by the Company and no contributions to this Plan shall be required from Employees.

SECTION 5
ELIGIBILITY FOR AND COMMENCEMENT OF BENEFITS

5.1	For periods of time prior to December 31, 1993, each
member of the Pension Plan whose Pension Plan benefit is reduced or restricted as a result of the Code Limitations shall automatically be eligible for the benefits provided by this Plan. For periods of time after December 31, 1993, an Employee shall be eligible for the benefits provided by this Plan only if the Employee is listed on Appendix A hereto by name, and no benefit under the Plan shall accrue to an Employee prior to the Employee's eligibility effective date specified in Appendix A. Payment of the benefits provided by this Plan shall ordinarily commence concurrently with the commencement of Pension Plan benefits on the Retiree's Retirement Date without the necessity of filing an application under this Plan for such benefits, with the exception that in the event the benefits provided under the Plan are pre-funded by the Company a portion of the pre-tax value of the benefits may be provided to an Employee during the pre-retirement funding period either by means of the payment of taxes due on such benefits or by means of a distribution of fund earnings.

SECTION 6
AMOUNT AND PAYMENT OF BENEFIT

6.1	Effective for Retirement Dates that occur on or after
January 1, 1994, a Retiree's monthly accrued benefit under this Plan shall have a value on a pre-tax basis that is equal to the difference between A and B, where A is the monthly accrued benefit the Retiree would have been entitled to receive under the provisions of the Pension Plan (a) disregarding any reductions or restrictions on such benefit as a result of the Code Limitations, (b) including in any annual compensation or three-year average compensation determination with respect to the Retirement Date both annual rates of base earnings and annual cash bonus plan payments attributable to each applicable year (without regard to whether a portion of such base earnings or cash bonus amounts have been deferred under the terms of the AMP Incorporated Deferred Compensation Plan or under any AMP-sponsored plan complying with the provisions of Sections 401(k) or 125 of the Code) and (c) augmenting a Retiree's credited years of service with any additional credit years of service granted to the Retiree for Plan purposes by written employment agreement, and B is the monthly accrued benefit actually payable to the Retiree under the Pension Plan. In the case that a portion of the pre-tax value of the benefit provided under this Plan has been paid to the Retiree during a pre-retirement funding period by means of the payment of taxes due on such benefit, a distribution of earnings from a funding arrangement related to the Plan, or otherwise, the benefit payable under the Plan at or after the Retirement Date shall be adjusted, as appropriate, to reflect such pre-retirement payments. At the Company's option, payments of monthly benefits under the Plan may be secured by pre-funding the benefit under a trust arrangement, by deposit of a letter of credit with a trustee, by the purchase of an executive compensation indemnity policy, or by the purchase by the Company of a paid-up annuity naming the Retiree as the annuitant with provisions for optional forms of benefits; provided that the Retiree may elect to receive, in lieu of such an annuity, a lump sum distribution equal to the then present value of such annuity. If and to the extent that the Plan is subject to the provisions of Section 205 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), because of a funding arrangement or otherwise, no payment shall be made under the Plan to a married Employee or Retiree in a form other than a qualified joint and survivor annuity, as defined in Section 205 of ERISA, unless the spouse of the Employee or Retiree consents in writing to the form of payment.

SECTION 7
FORM OF BENEFIT

7.1	If an Employee who becomes eligible to receive benefits
under this Plan has elected an optional form of benefit under the Pension Plan, any benefits to be paid under this Plan will be paid in the same optional form as the benefit paid by the Pension Plan and the Employee's designations as to joint annuitant(s) and beneficiary(ies) made under the Pension Plan will apply under this Plan, with the exception that the Retiree (with written spousal consent if and to the extent that ERISA is applicable to the Plan) may elect payment of his Plan benefit in a single lump sum distribution, provided such election is made at least three months prior to and in the calendar year prior to the Retirement Date. The mortality and interest rate assumptions used to convert a Plan benefit into a single lump sum amount shall be as reflected in Appendix B.

SECTION 8
DEATH BENEFITS

8.1	Death Before Retirement
	A death or survivor benefit shall be payable under this Plan in the event of death before retirement only if a survivor benefit is payable under the provisions of the Pension Plan. In such event, the amount of the monthly benefit payable under this Plan to the surviving beneficiary(ies) entitled to benefits under the Pension Plan will again be the difference between A and B, where A is the amount of survivor benefit that would be determined under the Pension Plan (a) disregarding the Code Limitations, (b) including annual cash bonus plan payments as well as base earnings rates in annual compensation determinations, and (c) including any additional credited years of service granted by agreement, and B is the survivor benefit actually payable under the Pension Plan. All survivor benefits under this Plan will cease or reduce at the same time and in the same manner as survivor benefits are terminated or reduced under the provisions of the Pension Plan

8.2	Death After Retirement
	A death or survivor benefit shall be payable under this Plan in the event of death after retirement only if the Retiree has elected and is receiving his Plan benefit in the form of a joint and survivor annuity or certain and continuous annuity and such form of payment, by its terms, calls for continuing benefit payments after the Retiree's death.

SECTION 9
SEPARATION FROM EMPLOYMENT

9.1	Upon an Employee's separation from Company employment
prior to being credited with five (5) Years of Service with the Company, the Employee's rights to any benefits under this Plan will cease. Furthermore, except in the case and to the extent that the Plan is subject to the requirements of Section 203 of ERISA (either because of the implementation of a Plan funding arrangement or otherwise), all rights of an Employee to any benefits under this Plan will cease upon separation from Company employment prior to the Employee's Retirement Date. Notwithstanding the foregoing, however, (a) any Plan survivor benefit described in Section 8.1 of the Plan shall be payable to the survivor of a deceased Employee without regard to whether the Employee had been credited with five (5) or more Years of Service or attained his Retirement Date, and (b) this Section shall not serve in derogation of any vested rights an Employee may have in assets specifically allocated to the Employee pursuant to any non-terminable trust established by the Company to fund Plan benefits.

SECTION 10
ADMINISTRATION

10.1	Administrator
	The Administrator of the Pension Plan shall act as the Administrator of this Plan.

10.2	Interpretation of Provisions
	The Administrator shall have the full and absolute discretionary power and authority to administer the Plan, interpret the provision of the Plan, and decide questions arising in its administration. The decisions and interpretations of the Administrator shall be final and binding on the Company, its Employees and all other persons.

10.3	Records of Administration
	The Administrator shall keep records reflecting the administration of this Plan which shall be subject to audit by the Company.

10.4	Denial of Claim
	In accordance with the claim procedure requirements of ERISA, the Administrator shall, inter alia, provide adequate notice in writing to any Employee or beneficiary whose claim for benefit under this Plan has been denied, setting forth the specific reasons for such denial. The Employee or beneficiary will be given an opportunity for a full and fair review by the Administrator of the decision denying the claim. The Employee or beneficiary shall be given 30 days from the date of the notice denying any such claim within which to request such review.

10.5	Liability of the Administrator
	The Administrator shall not be liable for any action taken in good faith or for the exercise of any power grant to the Administrator, except to the extent that such liability is imposed by law as a result of a breach by the Administrator of his fiduciary responsibilities.

SECTION 11
FACILITY OF PAYMENT AND LAPSE OF BENEFITS

11.1	Provision for Incapacity
	If the Administrator deems any person entitled to receive any payment under the provisions of this Plan incapable of receiving or disbursing the same by reason of minority, illness or infirmity, mental incompetency, or incapacity of any kind, the Administrator may, in his sole discretion, take any one or more of the following actions: he may apply such payment directly for the health, support and maintenance of such person; he may reimburse any person for any such support theretofore supplied to the person entitled to receive any such payment; or he may pay such payment to any other person selected by him to disburse such payment for the health, support and maintenance of the person entitled thereto, including, without limitation to any relative who has undertaken, wholly or partially, the expense of such person's comfort, care and maintenance, or any institution in whose care or custody the person entitled to the payment may be.
The Administrator may, in his sole discretion, deposit any payment due to a minor to the minor's credit in any savings or commercial bank of the Administrator's choice.

11.2	Payments or Deposits
	Payments or deposits made pursuant to any provision of this Section 11 shall be a complete discharge, to the extent thereof, of all liability under the provisions of this Plan, or otherwise, of the Administrator, the Company and this Plan, and the receipt by the person or persons receiving any such payment distribution or deposit shall be a complete acquittance therefore and there shall be no liability to see to the application of any payments, distributions or deposits so made.

SECTION 12
GENERAL PROVISIONS

12.1	Excess Benefit Plan
	This Plan, to the extent that it is designed to provide a benefit not payable under the Pension Plan because of the restrictions of Section 415 of the Code, is intended to constitute an "excess benefit plan" under the present provisions of Section 3 (36), Subtitle A of Title I of ERISA.

12.2	Frequency and Duration of Payments
	Except in the case where an Employee has elected payment in the form of a single lump sum distribution, all benefits under this Plan shall be paid in monthly installments at the beginning of the month to which the payment applies and shall cease with the month of the retired Employee's death unless continued to a beneficiary or joint annuitant in accordance with other provisions of this Plan.

12.3	Payments and Benefits Not Assignable
	Payments to and benefits under this Plan are not assignable or subject to anticipation or alienation since they are primarily for the support and maintenance of the Employees and their joint annuitants or beneficiaries. Furthermore, such payments shall not be subject to attachment, seizure, or levy by creditors or through legal process against the Company, the Administrator, any trustee or other funding agent, or any Employee, Retiree, or survivor.

12.4	No Right of Employment
	The provisions of this Plan shall not give an Employee the right to be retained in the service of the Company.

12.5	Adjustments
	At the request of the Company, the Administrator may, with respect to a Retiree, adjust such Retiree's benefit under this Plan or make such other adjustments with respect to such Retiree as are required to correct administrative errors or provide benefits in a manner consistent with the intent and purpose of this Plan.

SECTION 13
AMENDMENTS AND DISCONTINUANCE

13.1	Amendment of Plan
	This Plan may be amended by action of the Board of Directors of the Company if, as amended, it continues to be for the exclusive benefit of Employees.

13.2	Termination
	The Company intends to continue this Plan indefinitely but reserves the right to terminate it at any time by action of the Board of Directors of the Company.

13.3	Effect of Amendment or Termination
	No amendment or termination of this Plan may adversely affect the benefit payable to any Retiree receiving benefits under the Plan prior to the effective date of the amendment or termination, or to any Employee who, as of such date, was eligible to retire with an immediate allowance under the Pension Plan, or as to any Employee who has prior to such amendment or termination accrued a benefit payable hereunder.

			EXECUTED at Harrisburg, Pennsylvania this ____ day of December, 1994.


							AMP Incorporated

						By:_____________________
						Its: ___________________

						And:____________________
						Its: ___________________





APPENDIX A

The following are Employees for purposes of the Plan on and after the indicated effective date

Name
SSAN
Effective Date

W. J. Hudson
###-##-####
01/01/89

J. E. Marley
###-##-####
01/01/89

B. Savidge
###-##-####
01/01/89

T. Dalrymple
###-##-####
12/31/93

J. Gurski
###-##-####
12/31/93

J. Gorjat
###-##-####
05/01/93

J. Hassan
###-##-####
10/01/93

P. Guarneschelli
###-##-####
12/31/93

R. Gassner
###-##-####
12/31/93

H. Cole
###-##-####
12/31/93

H. Timmins
###-##-####
12/31/93

A. Kastel
###-##-####
12/31/93

K. Drysdale
###-##-####
12/31/93

R. Seall
###-##-####
12/31/93

C. Goonrey
###-##-####
12/31/93

P. Workinger
###-##-####
12/31/93

J. Maher
###-##-####
12/31/93

R. Knerr
###-##-####
12/31/93

J. Seitchik
###-##-####
12/31/93

R. Ripp
###-##-####
08/15/94

D. Horowitz
###-##-####
09/12/94


APPENDIX B
TO
AMP INCORPORATED
PENSION RESTORATION PLAN


Interest Rate: 	the average immediate annuity rate used by the
Pension Benefit Guaranty Corporation to value immediate annuities as such rate was in effect as of the first day of the 12-months preceding the Retirement Date in question.

Mortality Table:	the UP-1984 Mortality Table



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